UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 9, 2007

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

       Massachusetts                    1-4347                   06-0513860
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement

On November 9, 2007, Rogers Corporation ("Rogers", or the "Company") entered into its standard form of Indemnification Agreement for Company Executives with Jeffrey M. Grudzien, the Company's Vice President of Sales, which provides that, among other things, the Company will indemnify Mr. Grudzien against certain liabilities that may arise by reason of his status or service as an executive of the Company, and that the Company will advance to him the expenses incurred as a result of a proceeding as to which he may be indemnified.

The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement for Executives, a copy of which has been previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.

Item 8.01 - Other Events

On October 25, 2007, the Company's Board of Directors appointed Jeffrey M. Grudzien as Vice President of Sales of the Company. Mr. Grudzien, formerly Director of Asia Sales, was also designated by the Board to be an "executive officer" as defined by Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, accordingly, as an "officer" as defined by Rule 16a-1(f) as promulgated under the Exchange Act). Mr. Grudzien has filed within the required time period, a report on Form 3 under Section 16 of the Exchange Act to report his beneficial ownership of Rogers securities as of the date that such designation became effective.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.         Description
-----------         -----------

   99.1* Form of Indemnification Agreement for Executives, previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

*    Management Contract

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ROGERS CORPORATION


                                                By: /s/ Robert M. Soffer
                                                    ----------------------------
                                                    Robert M. Soffer
                                                    Vice President and Secretary


Date: November 13, 2007